UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Aramark

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on January 29, 2020.

ARAMARK

ARAMARK

2400 MARKET STREET

PHILADELPHIA, PA 19103

Meeting Information Meeting Type: Annual Meeting
For holders as of: December 9, 2019
Date: January 29, 2020 Time: 10:00 AM EST
Location:	The Rittenhouse Hotel 210 W. Rittenhouse Square Philadelphia, Pennsylvania 19103

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, or proxy materials for future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 15, 2020 to facilitate timely delivery.

How To Vote	SCAN TO VIEW MATERIALS & VOTE
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For driving directions to the meeting, please contact our Investor Relations Department at Aramark, 2400 Market Street, Philadelphia, Pennsylvania 19103; telephone number: (215) 409-7287; e-mail address: investorrelations@aramark.com.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR each of the director nominees listed below.

1. Election of Directors
Nominees:

1a. Susan M. Cameron

1b. Greg Creed

1c. Calvin Darden

1d. Richard W. Dreiling

1e. Irene M. Esteves

1f. Daniel J. Heinrich

1g. Paul C. Hilal

1h. Karen M. King

1i. Stephen I. Sadove

1j. Arthur B. Winkleblack

1k. John J. Zillmer

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.

2. To ratify the appointment of KPMG LLP as Aramark’s independent registered public accounting firm for the fiscal year ending October 2, 2020.

3. To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.

4. To approve Aramark’s Second Amended and Restated 2013 Stock Incentive Plan.

5.   To approve Aramark’s Second Amended and Restated Certificate of Incorporation to permit the holders of at least fifteen percent (15%) of the Company’s outstanding shares of common stock to call a special meeting of shareholders for any purpose permissible under applicable law and to delete certain obsolete provisions.

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E87769-P30955